Eagle Point Income Company Inc.

Schedule of Investments

As of March 31, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2) (3)	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
Investments, at fair value
CLO Debt (6)
United States
Ares XLV CLO Ltd.	Secured Note - Class E	10/15/2030	3M L+6.10%	6.34%	05/30/2019	800,000	788,635	768,240	0.66%
Barings CLO Ltd. 2018-IV	Secured Note - Class E	10/15/2030	3M L+5.82%	6.06%	10/26/2018	840,000	835,794	802,116	0.69%
Battalion CLO XII Ltd.	Secured Note - Class E	05/17/2031	3M L+6.09%	6.56%	10/04/2018	4,633,000	4,549,829	4,439,341	3.84%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R	04/26/2031	3M L+5.60%	5.87%	10/04/2018	1,050,000	995,767	913,185	0.79%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D	04/24/2029	3M L+6.60%	6.86%	10/04/2018	3,600,000	3,593,128	3,447,000	2.98%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.00%	6.25%	09/15/2020	2,000,000	1,673,800	1,829,400	1.58%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.75%	6.00%	10/04/2018	665,000	659,097	618,184	0.53%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D	10/15/2031	3M L+5.25%	5.49%	10/04/2018	5,500,000	5,310,024	5,090,800	4.40%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.70%	6.95%	08/19/2019	3,125,000	2,969,910	3,040,313	2.63%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR	01/22/2031	3M L+6.00%	6.26%	10/04/2018	2,600,000	2,565,263	2,432,040	2.10%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.85%	6.10%	10/04/2018	1,025,000	1,008,091	973,443	0.84%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E	10/17/2031	3M L+7.70%	7.94%	05/22/2019	2,000,000	1,868,060	1,802,600	1.56%
CIFC Funding 2019-VI, Ltd.	Secured Note - Class E	01/16/2033	3M L+7.40%	7.64%	12/02/2019	3,050,000	2,972,767	3,034,140	2.63%
Cook Park CLO, Ltd.	Secured Note - Class E	04/17/2030	3M L+5.40%	5.64%	10/04/2018	1,000,000	986,090	929,600	0.80%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R	01/15/2031	3M L+5.15%	5.39%	10/04/2018	500,000	485,414	456,500	0.40%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D	01/20/2033	3M L+7.70%	7.95%	12/17/2019	5,000,000	4,804,428	4,850,000	4.20%
KKR CLO 22 Ltd.	Secured Note - Class E	07/20/2031	3M L+6.00%	6.25%	10/27/2021	3,000,000	2,953,468	2,835,000	2.45%
KKR CLO 29 Ltd.	Secured Note - Class F	01/15/2032	3M L+9.00%	0.00%	12/14/2021	589,812	-	-	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R	04/20/2031	3M L+5.95%	6.20%	10/04/2018	600,000	598,584	537,120	0.46%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D	04/20/2030	3M L+5.00%	5.25%	10/04/2018	3,050,000	2,852,045	2,850,835	2.47%
Madison Park Funding XLII, Ltd.	Secured Note - Class E	11/21/2030	3M L+6.05%	6.31%	08/15/2019	1,500,000	1,442,248	1,464,750	1.27%
Madison Park Funding LI, Ltd.	Secured Note - Class E	07/19/2034	3M L+6.27%	6.52%	10/28/2021	4,000,000	3,993,759	3,921,200	3.39%
Marathon CLO IX, Ltd.	Secured Note - Class D	04/15/2029	3M L+6.05%	6.29%	10/04/2018	4,050,000	4,007,874	3,621,915	3.13%
Marathon CLO XIII, Ltd.	Secured Note - Class D	04/15/2032	3M L+6.98%	7.22%	06/04/2019	3,500,000	3,356,780	3,162,950	2.74%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D	07/25/2030	3M L+5.40%	5.66%	10/04/2018	1,200,000	1,179,869	1,126,680	0.97%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D	07/20/2030	3M L+5.70%	5.95%	10/04/2018	3,725,000	3,653,569	3,481,385	3.01%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E	10/20/2030	3M L+5.75%	6.00%	10/24/2018	1,550,000	1,497,135	1,479,165	1.28%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R	10/15/2033	3M L+7.13%	7.37%	09/24/2021	2,500,000	2,488,284	2,458,750	2.13%
OZLM XXI, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.54%	5.79%	10/04/2018	4,150,000	4,069,101	3,726,700	3.22%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D	04/18/2031	3M L+5.15%	5.39%	05/30/2019	1,120,000	1,039,396	1,063,888	0.92%
Pikes Peak CLO 1	Secured Note - Class E	07/24/2031	3M L+6.05%	6.31%	10/28/2021	3,000,000	2,938,586	2,807,100	2.43%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E	05/20/2031	3M L+5.85%	6.33%	09/30/2021	2,250,000	2,186,139	2,123,550	1.84%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E	10/20/2031	3M L+6.00%	6.25%	10/04/2018	4,275,000	4,185,115	4,094,595	3.54%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E	08/20/2032	3M L+6.05%	6.53%	01/13/2021	3,000,000	2,961,037	2,891,700	2.50%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E	01/20/2032	3M L+6.90%	7.15%	12/04/2020	1,600,000	1,571,132	1,568,000	1.36%
RR 4 Ltd.	Secured Note - Class D	04/15/2030	3M L+5.85%	6.09%	10/28/2021	4,000,000	3,952,395	3,830,000	3.31%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2	10/13/2032	3M L+6.75%	6.99%	01/13/2022	3,000,000	3,000,000	2,942,400	2.55%
TICP CLO IX, Ltd.	Secured Note - Class E	01/20/2031	3M L+5.60%	5.85%	08/22/2019	2,500,000	2,357,212	2,399,750	2.08%
TICP CLO XI, Ltd.	Secured Note - Class E	10/20/2031	3M L+6.00%	6.25%	10/29/2021	5,050,000	5,013,806	4,922,235	4.26%
Venture 36 CLO, Ltd.	Secured Note - Class E	04/20/2032	3M L+6.92%	7.17%	01/21/2021	4,800,000	4,474,718	4,349,280	3.76%
Venture 43 CLO, Limited	Secured Note - Class E	04/15/2034	3M L+7.15%	7.39%	11/02/2021	2,500,000	2,438,011	2,371,750	2.05%
Vibrant CLO VI, Ltd.	Secured Note - Class E	06/20/2029	3M L+5.75%	6.68%	10/04/2018	1,400,000	1,382,558	1,316,980	1.14%
Vibrant CLO VIII, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.75%	6.00%	10/04/2018	1,750,000	1,707,099	1,534,225	1.33%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E	07/17/2031	3M L+5.50%	5.74%	10/27/2021	4,025,000	3,861,844	3,723,528	3.22%
Wind River 2014-1 CLO, Ltd.	Secured Note - Class E-R	07/18/2031	3M L+6.30%	6.54%	08/16/2021	2,550,000	2,367,252	2,295,000	1.99%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E	07/20/2033	3M L+6.60%	6.85%	10/28/2021	3,000,000	2,973,733	2,848,800	2.47%
York CLO-2 Ltd.	Secured Note - Class E-R	01/22/2031	3M L+5.65%	5.91%	05/16/2019	1,605,000	1,527,919	1,507,256	1.30%
							118,096,765	114,683,389	99.20%
CLO Equity (7) (8)
United States
Ares XLIV CLO Ltd.	Subordinated Note	04/15/2034	N/A	13.96%	06/08/2021	8,000,000	3,470,534	3,305,536	2.86%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/2035	N/A	19.20%	06/17/2021	4,000,000	2,666,623	2,977,694	2.58%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (9)	10/25/2034	N/A	17.98%	09/24/2021	4,000,000	3,002,400	2,940,633	2.54%
Barings CLO Ltd. 2021-I	Subordinated Note	04/25/2034	N/A	14.65%	11/03/2021	4,000,000	3,450,080	3,434,966	2.97%
Barings CLO Ltd. 2021-III	Subordinated Note	01/18/2035	N/A	15.88%	11/17/2021	5,000,000	4,150,000	4,330,767	3.75%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note	04/20/2034	N/A	14.33%	10/28/2021	3,000,000	2,722,982	2,599,149	2.25%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note	07/20/2034	N/A	14.43%	11/02/2021	5,000,000	4,349,234	4,236,115	3.67%
CIFC Funding 2019-VI, Ltd.	Subordinated Note	01/16/2033	N/A	17.17%	12/02/2019	6,000,000	4,522,898	4,652,325	4.03%
KKR CLO 29 Ltd.	Subordinated Note	01/15/2032	N/A	16.48%	12/14/2021	5,500,000	4,642,457	4,637,164	4.01%
Madison Park Funding XXXVII, Ltd.	Subordinated Note	07/15/2049	N/A	28.60%	03/11/2020	4,000,000	2,634,122	3,420,264	2.96%
Marathon CLO XIII, Ltd.	Subordinated Note	04/15/2032	N/A	11.04%	06/04/2019	5,300,000	3,993,530	2,881,141	2.49%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/2030	N/A	16.37%	01/31/2020	6,000,000	4,035,635	3,669,813	3.18%
Octagon Investment Partners 43, Ltd.	Income Note	10/25/2032	N/A	12.66%	08/02/2019	5,750,000	4,570,110	4,156,978	3.60%
Point Au Roche Park CLO, Ltd.	Subordinated Note	07/20/2034	N/A	14.35%	02/15/2022	5,945,000	5,117,025	5,138,332	4.45%
Venture 37 CLO, Limited	Subordinated Note	07/15/2032	N/A	12.42%	05/21/2019	5,200,000	3,964,823	3,231,503	2.80%
							57,292,453	55,612,380	48.14%

Total investments at fair value as of March 31, 2022							$175,389,218	$170,295,769	147.34%

Liabilities, at fair value (10)
5.00% Series A Term Preferred Stock due 2026	Preferred Stock					(38,041,225)	$(38,041,225)	$(36,976,071)	-31.99%

Net assets above (below) fair value of investments and liabilites at fair value								(17,750,957)

Net assets as of March 31, 2022								$115,568,741

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 4 "Revolving Credit Facility" for further discussion.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of March 31, 2022.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of March 31, 2022, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.57%.
(9)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(10)	The Company has accounted for its 5.00% Series A Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the Series A Term Preferred Stock is carried at its fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the schedule of investments

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

Computershare Trust Company, N.A. serves at the Company’s custodian. On November 1, 2021, Computershare Limited completed the acquisition of the assets of Well Fargo Corporate Trust Services, effectively assuming the custody agreement with the Company.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock and amounts due under the credit facility agreements in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. The Company’s Series A Preferred Stock had no interest payable as of March 31, 2022. Please refer to Note 6 “Mandatory Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuances. Please refer to Note 9 “Revolving Credit Facility” for further discussion on the interest expense due under the credit facility agreements.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series A Term Preferred Stock.

The following table summarizes the components of interest expense for the three months ended March 31, 2022:

	Series A Term Perferred Stock	Credit Facility		Total
Distributions declared and paid	$462,845	$		$462,845
Interest expense on credit facility			93,188	93,188
Amortization of issuance premium	(2,338)			(2,338)
	$460,507		$93,188	$553,695

Original Issue Premiums

Consistent with FASB ASC Topic 835-30-35-2, original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series A Term Preferred Stock as part of the Company’s ATM program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series A Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense under interest expense in the Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account.

As of March 31, 2022, the Company held cash in a Wells Fargo interest earning money market account with a balance of approximately $1.0 million. This money market account is classified as Level I in the fair value hierarchy.

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid filing fees are amortized over the current year. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital or expensed, depending on the security being issued pursuant to the ATM program and shelf registration, for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the BNP Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the BNP Credit Facility, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2022, the federal income tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$177,797,662

Gross unrealized appreciation	$1,500,875
Gross unrealized depreciation	(9,002,768)
Net unrealized depreciation	$(7,501,893)

For the three months ended March 31, 2022, the Company incurred $15,000 in Delaware franchise tax expense related to the 2022 tax year and $29,658 of excise tax related to the 2021 tax year end, which are reported on the

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the three months ended March 31, 2022, the Company declared and paid monthly distributions on common stock of approximately $2.5 million or approximately $0.36 per share. In addition, on January 24, 2022 the Company paid a special distribution on common stock of $1,368,945 or $0.20 per share, to shareholders of record as of December 23, 2021.

For the three months ended March 31, 2022, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $0.5 million or approximately $0.30 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2022:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$114.68	$-	$114.68
CLO Equity	-	-	55.61	$55.61

Total Assets at Fair Value	$-	$114.68	$55.61	$170.30

Liabilites at Fair Value Under FVO
5.00% Series A Term Preferred Stock due 2026	$36.98	$-	$-	$36.98

Total Liabilites at Fair Value Under FVO	$36.98	$-	$-	$36.98

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

The changes in investments classified as Level III are as follows for the three months ended March 31, 2022:

Change in Investments Classified as Level III (in millions)
CLO Equity
Balance as of January 1, 2022	$53.27

Purchases of investments	5.12

Proceeds from sales or maturity of investments (1)	(1.35)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(1.42)

Balance as of March 31, 2022 (2)	$55.61

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2022	$(1.42)

(1) Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2) There were no transfers in or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of March 31, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of March 31, 2022 (mm)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$55.6	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 2.97%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.45% - 3.75% / 3.57%
			Reinvestment Price	99.50%
			Recovery Rate	69.62% - 70.00% / 69.87%
			Expected Yield	15.63% - 26.58% / 17.55%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Valuation of Series A Term Preferred Stock

The Series A Term Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

The trajectory of the COVID-19 pandemic will depend on numerous factors, including the emergence of new coronavirus variants, the speed and scale of vaccine distribution, and the implementation of other mitigation measures. Accordingly, it is impossible to know how long the impact of the COVID-19 pandemic will last or the severity thereof. Shortly after the emergence of the pandemic, federal, state and local governments, as well as foreign governments, took aggressive steps to address problems experienced by the markets and by businesses and the economy in general; however, there can be no assurance that, in the event of future outbreaks, governments will take similar actions that such actions will be successful. It is also possible that government intervention has caused, or in the future will cause, market distortions or other indirect consequences that adversely affect the Company and its underlying investments.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed, and may in the future impose, severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, in 2020, the airline and hotel industries previously experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies experienced financial losses as a result of increased expenses and declining revenue as patients chose to delay elective or routine procedures, and many casino operators were forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans. As of the date of the financial statements, certain senior secured loans had already transitioned to utilizing SOFR based interest rates and newly issued CLO debt securities had begun to transition to such replacement rate. Nevertheless, there can be no assurance that Term SOFR will ultimately be broadly adopted as a replacement to LIBOR.

Loans held by CLO issuers and other issuers in which the Company may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Company. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

If LIBOR is eliminated as a benchmark rate, market participants (including the Company) may be subject to the risk that an acceptable transition mechanism may not be found or may not be suitable for a particular issuer. In addition, any alternative reference rate and any pricing adjustments required in connection with the transition from LIBOR may impose costs on issuers or may not be suitable to close out positions and enter into replacement trades. Any such consequence could have a material adverse effect on an issuer in whose securities the Company may invest and their ability to make distributions or service outstanding debt. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are near historic lows. These historically low interest rate levels magnify the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the BNP Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLO junior debt and equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Risks Related to Russia’s Invasion of Ukraine

Russia’s recent military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company. Immediately following Russia’s invasion, the United States and other countries imposed wide-ranging economic sanctions on Russia, individual Russian citizens, and Russian banking entities and other businesses, including those in the energy sector. These unprecedented sanctions have been highly disruptive to the Russian economy and, given the interconnectedness of today’s global economy, could have broad and unforeseen macroeconomic implications. The ultimate nature, extent and duration of Russia’s military actions (including the potential for cyberattacks and espionage), and the response of state governments and businesses, cannot be predicted at this time. However, further escalation of the conflict could result in significant market disruptions, and negatively affect global supply chains, inflation and global growth. These and any related events could negatively impact the performance of the Company’s underlying obligors and/or the market value of our common shares or preferred stock.

4.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement with BNP Paribas, as lender, that established a revolving credit facility (the “BNP Credit Facility”). Pursuant to the terms of the BNP Credit Facility, the Company can borrow up to an aggregate principal balance of $25,000,000 (the “Commitment Amount”). Such borrowings under the BNP Credit Facility bear interest at 1 month LIBOR plus a spread. The Company is required to pay a commitment fee on the unused amount.

The BNP Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the BNP Credit Facility or (ii) the scheduled maturity date of September 23, 2022. The Company has the option to extend the maturity from time to time in accordance with the BNP Credit Facility agreement.

For the three months ended March 31, 2022, the Company had an average outstanding borrowing and average interest rate of $18,816,111 and 1.88%, respectively. The interest expense for the three months ended March 31, 2022 on the BNP Credit Facility was approximately $0.1 million, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of March 31, 2022, the current outstanding borrowing amount was

Eagle Point Income Company Inc.

Notes to the Schedule of Investments

March 31, 2022

(Unaudited)

approximately $21.3 million, which is presented on the Statement of Assets and Liabilities.

See Note 5 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the BNP Credit Facility.

5.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Series A Term Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the BNP Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the BNP Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Series A Term Preferred Stock and credit facilities as of March 31, 2022, and as of December 31, 2021:

	As of	As of
	March 31, 2022 (mm)	December 31, 2021 (mm)
Total Assets	$174.80	$173.18
Less liabilities and debts not represented by senior securities	$(1.07)	$(2.46)
Net total assets and liabilities	$173.73	$170.73

Preferred Stock	$38.04	$35.00
Credit Facilities	$21.30	$19.55
	$59.34	$54.55

Asset coverage for preferred stock (1)	293%	313%
Asset coverage for debt securities (2)	816%	873%

(1) Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

(2) Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.